UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
H&R BLOCK, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

	☐	Fee paid previously with preliminary materials.

	☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on September 30, 2010.

H&R BLOCK, INC
Notice of Annual Meeting

Meeting Type: Annual Meeting
For holders as of: July 27, 2010
Date: September 30, 2010 Time: 9:00 a.m., CDT
Location:	Copaken Stage, Kansas City Repertory Theatre H&R Block Center One H&R Block Way Kansas City, Missouri 64105

■	H&R BLOCK
H&R BLOCK, INC. ONE H&R BLOCK WAY KANSAS CITY, MO 64105
You are receiving this communication because you hold shares in the above named company.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT         ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow →      XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 16, 2010 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: To vote in person, you must attend the annual meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow →     XXXX XXXX XXXX available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The H&R Block, Inc. Board of Directors unanimously recommends a vote “FOR” all the director nominees listed below and “FOR” the other listed proposals.

1.	Election of Directors.

Nominees:

	1a.	Alan M. Bennett

	1b.	Richard C. Breeden

	1c.	William C. Cobb

	1d.	Robert A. Gerard

	1e.	Len J. Lauer

	1f.	David B. Lewis

	1g.	Bruce C. Rohde

	1h.	Tom D. Seip

	1i.	L. Edward Shaw, Jr.

	1j.	Christianna Wood

2.	The approval of an advisory proposal on the Company’s executive pay-for-performance compensation policies and procedures.

3.
The approval of an amendment to the 2003 Long-Term Executive Compensation Plan to increase the aggregate number of shares of Common Stock issuable under the Plan by 10,000,000 shares (from 14,000,000 shares to 24,000,000 shares).

4.	The approval of the material terms of performance goals under the Executive Performance Plan.

5.	A shareholder proposal to adopt a simple majority voting standard.

6.	The approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to reduce the supermajority voting requirement to call a special meeting of the Company’s shareholders.

7.	The approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to reduce the supermajority voting requirement related to the removal of directors.

8.
The approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to reduce the supermajority voting requirement related to amendments to the Company’s Articles of Incorporation and Bylaws.

9.	The approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to reduce the supermajority voting requirement regarding the related person transaction provision.

10.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending April 30, 2011.